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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010

SYNTA PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33277 (Commission File Number)	04-3508648 (IRS Employer Identification No.)
45 Hartwell Avenue Lexington, MA 02421 (Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the Synta Pharmaceuticals Corp. (the "Company") 2010 annual meeting of stockholders held on June 17, 2010 (the "Annual Meeting of Stockholders"), at which a quorum was present, the Company's stockholders approved the Company's Amended and Restated 2006 Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986 (as amended and in effect, the "Amended and Restated Plan"). Under the Amended and Restated Plan, the maximum number of shares underlying stock rights that may be granted to any one individual during any one fiscal year was increased from 300,000 shares to 500,000 shares. The Company's executive officers and directors are eligible to receive awards under the Amended and Restated Plan, including stock options, restricted stock, and other stock-based awards, in accordance with the terms and conditions of the Amended and Restated Plan.

        The Amended and Restated Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

        At the Annual Meeting of Stockholders, the stockholders of the Company voted on and approved the following matters, which are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 30, 2010: (1) to elect Safi R. Bahcall, Ph.D. and Bruce Kovner as Class III directors to each serve for a three-year term expiring at the Company's annual meeting of stockholders in 2013, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal ("Proposal 1"); (2) to approve the Amended and Restated Plan ("Proposal 2"), and (3) to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010 ("Proposal 3").

        A plurality of the votes cast were voted for the elections of Dr. Bahcall and Mr. Kovner as directors, and the proposals to approve the Amended and Restated Plan and to ratify the appointment of Ernst & Young LLP were each approved by a majority of the shares voting affirmatively or negatively. The tabulation of votes with respect to the proposals was as follows:

Proposal 1—Election of Directors:

	For	Withheld	Broker Non-Votes
Safi R. Bahcall, Ph.D.	21,786,096	553,872	11,553,909
Bruce Kovner	21,035,923	1,304,045	11,553,909

Proposal 2—Amended and Restated 2006 Stock Plan:

For	Against	Abstain	Broker Non-Votes
19,237,400	3,079,936	22,632	11,553,909

Proposal 3—Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain
33,852,557	31,090	10,230

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2006 Stock Plan.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.
Dated: June 21, 2010	/s/ SAFI R. BAHCALL Safi R. Bahcall President and Chief Executive Officer

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  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 5.07 Submission of Matters to a Vote of Security Holders.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES